EXHIBIT 10.7

AMENDMENT TO

PLACEMENT AGENCY AGREEMENT

This Amendment to Placement Agency Agreement (the “Amendment”) is made on November 23, 2016, by and between Citius Pharmaceuticals, Inc., a Nevada corporation (the “Company”), and Garden State Securities, Inc. (“GSS”). All terms not defined herein shall have the meaning designated in the Agreement (as defined below).

WHEREAS, the Company and GSS are parties to that certain Placement Agency Agreement dated as of September 27, 2016 (the “Agreement”) pursuant to which GSS agreed to serve as the placement agent in connection with the issuance and sale (the “Offering”) of units (each a “Unit”) at a price of $0.65 per Unit, consisting of (i) one share of common stock, par value $0.001 per share (the “Common Stock”), and (ii) one warrant to purchase one (1) share of Common Stock (the “Warrants” and, together with the Common Stock, the “Securities”) at an exercise price of $.85 per share; and

WHEREAS, the Company and GSS now desire to reduce the price per Unit and the exercise price of the Warrants as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1. Amendment of Introduction. The “Introduction” is hereby deleted and restated as follows:

“Subject to the terms and conditions herein (this “Agreement”), Citius Pharmaceuticals, Inc., a Nevada corporation (the “Company”), hereby agrees to sell up to an aggregate of a minimum of 750,000 units (the “Minimum Offering”) and a maximum of 15,000,000 units, with each unit (a “Unit”) consisting of: (i) one share of common stock, par value $0.001 per share (the “Common Stock”), and (ii) one warrant to purchase one (1) share of Common Stock (the “Warrants” and, together with the Common Stock, the “Securities”) at an exercise price of $.55 per share. The Securities are being sold directly to various investors (each, an “Investor” and, collectively, the “Investors”) through Garden State Securities, Inc., as placement agent (the “Placement Agent”). The purchase price to the Investors for each Unit is $.40. Each Warrant will be exercisable on a cash or cashless basis (at the sole discretion of the holder) until a registration statement covering the shares of Common Stock underlying the Warrants has been declared effective and thereafter for cash only; provided that if such registration statement is no longer effective, then the holders will again have the option (at their sole discretion) to exercise on a cashless or cash basis. The Warrants expire five (5) years from issuance.”

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2. Amendment to Section 1(a)(ii). Section 1(a)(ii) to the Agreement is amended in its entirety as follows:

(ii) Such number of warrants (the “Placement Agent Warrants”) to purchase shares of Common Stock equal to 10% of the aggregate number of shares of Common Stock underlying the Units sold in the Offering, to be issued to the Placement Agent or its designees. The Placement Agent Warrants shall be exercisable for a period of 5 years from the date of issuance at an exercise price equal to $.55 per share and have a cashless exercise provision and registration rights. The Placement Agent Warrants shall not be transferrable for six months from the date of the Offering, except as permitted by the Financial Industry Regulatory Authority (“FINRA”) Rule 5110(g)(1).

3. Counterparts; Effect on Agreement; Governing Law. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument. Except as provided herein, the Agreement shall remain in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[THE NEXT PAGE IS THE SIGNATURE PAGE.]

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IN WITNESS WHEREOF, the parties have executed this AMENDMENT as of the date first written above.

COMPANY: CITIUS PHARMACEUTICALS, INC.

By:	/s/ Myron Holubiak
Name:	Myron Holubiak
Title:	CEO

PLACEMENT AGENT: GARDEN STATE SECURITIES, INC.

By:	/s/ Ernest Pellegrino
Name:	Ernest Pellegrino
Title:	Director of Corporate Finance

[Signature Page to Amendment]

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